UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HERTZ GLOBAL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! HERTZ GLOBAL HOLDINGS, INC. 8501 WILLIAMS ROAD ESTERO, FLORIDA 33928 HERTZ GLOBAL HOLDINGS, INC. You invested in HERTZ GLOBAL HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Vote Virtually at the Meeting* May 17, 2023 10:30 AM ET Virtually at: www.virtualshareholdermeeting.com/HTZ2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V04508-P87894 Get informed before you vote View the 2022 Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V04509-P87894 1 Year 1. Election of the three nominees identified in the Company’s proxy statement to serve as directors for a three-year term expiring at the Company’s 2026 annual meeting of stockholders. Nominees: 1b. Mark Fields 1a. Jennifer Feikin 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year 2023. 3. Advisory approval of our named executive officers’ compensation. 4. Advisory recommendation as to the frequency of future advisory votes on executive compensation. For For For For For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1c. Evangeline Vougessis